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                                                                    EXHIBIT 10.3


                               TRANSFER AGREEMENT


         TRANSFER NO. ___ OF SUBSEQUENT RECEIVABLES, dated ____________, 199__, among FLEETWOOD CREDIT CORP., a California corporation ("Fleetwood Credit"), FLEETWOOD CREDIT RECEIVABLES CORP., a California corporation (the "Seller"), and _________, as trustee (the "Trustee") pursuant to the Pooling and Servicing Agreement referred to below.


                              W I T N E S S E T H:

         WHEREAS, Fleetwood Credit, the Seller and the Trustee are parties to the Pooling and Servicing Agreement, dated as of _________ 1, 199__ (the "Pooling and Servicing Agreement");

         WHEREAS, Fleetwood Credit and the Seller are parties to the Receivables Purchase Agreement, dated as of __________ 1, 199__ (the "Receivables Purchase Agreement");

         WHEREAS, pursuant to the Receivables Purchase Agreement, Fleetwood Credit desires to convey certain Subsequent Receivables (as hereinafter defined) to the Seller and pursuant to the Pooling and Servicing Agreement and this Agreement the Seller desires to convey such Subsequent Receivables to the Trust; and

         WHEREAS, the Trustee is willing to accept such conveyance subject to the terms and conditions hereof.

         NOW, THEREFORE, the Trustee, the Seller and Fleetwood Credit hereby agree as follows:

         Section 1. Defined Terms. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

         "Agreement" means this Transfer Agreement and all amendments hereof and supplements hereto.

         "Subsequent Cutoff Date" means, with respect to the Subsequent Receivables conveyed hereby, _________, 199__.

         "Subsequent Receivables" means the Receivables identified on the supplement to Schedule A to the Pooling and Servicing Agreement attached hereto.
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         "Subsequent Transfer Date" means, with respect to the Subsequent
Receivables conveyed hereby, ___________, 199__.

         Section 2. Schedule of Receivables. Annexed hereto is a supplement to Schedule A to the Pooling and Servicing Agreement listing the Subsequent Receivables to be conveyed by the Seller to the Trust pursuant to this Agreement on the Subsequent Transfer Date.

         Section 3. Conveyance of Subsequent Receivables. Subject to the conditions set forth in Section 5 hereof, in consideration of the Trustee's delivery on behalf of the Trust to or upon the order of the Seller of an amount equal to $___________ (i.e., the aggregate Principal Balance of the Subsequent Receivables as of the Subsequent Cutoff Date), the Seller does hereby sell, transfer, assign and otherwise convey to the Trust, without recourse (subject to the Seller's obligations hereunder):

                   (a) all right, title and interest of the Seller in and to the Subsequent Receivables listed on Schedule A hereto and all monies due thereon and paid thereon or in respect thereof (including proceeds of the repurchase of such Subsequent Receivables by the Seller pursuant to Section 12.02 or 21.02 of the Pooling and Servicing Agreement or the purchase of such Subsequent Receivables by Fleetwood Credit pursuant to Section 13.07 or 21.02 of the Pooling and Servicing Agreement) on or after the Subsequent Cutoff Date;

                   (b) the interest of the Seller in the security interests in the related Financed Vehicles granted by the related Obligors pursuant to such Subsequent Receivables;

                   (c) the interest of the Seller in any Liquidation Proceeds, in any proceeds of any physical damage insurance policies covering the related Financed Vehicles and in any proceeds of any credit life or credit disability insurance policies relating to such Subsequent Receivables or the related Obligors;

                   (d) the interest of the Seller in any proceeds from Dealer repurchase obligations relating to such Subsequent Receivables; and

                   (e)    all proceeds of the foregoing.

         Section 4.  Representations and Warranties of the Seller.

         (a) The Seller does hereby make the following representations on which the Trustee shall rely in accepting the Subsequent Receivables in trust pursuant to the Pooling and Servicing Agreement. The representations shall speak as of the execution and delivery of this Agreement and as of the Subsequent Transfer Date, and in each case shall survive the sale, transfer and assignment of the Subsequent Receivables to the Trustee.



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                   (i)    Organization and Good Standing.  The Seller shall
         have been duly organized and shall be validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall now have, power, authority and legal right to acquire, own and sell the Subsequent Receivables.

                  (ii) Due Qualification. The Seller shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                 (iii) Power and Authority. The Seller shall have the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller shall have full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trustee as part of the Trust and shall have duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery and performance of this Agreement shall have been duly authorized by the Seller by all necessary corporate action.

                  (iv) Valid Sale; Binding Obligations. This Agreement shall evidence a valid sale, transfer and assignment of the Subsequent Receivables, enforceable against creditors of and purchasers from the Seller; and shall constitute a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                   (v) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement, the Receivables Purchase Agreement and the Pooling and Servicing Agreement); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.





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                  (vi)    No Proceedings.  There are no proceedings or
         investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties:
         (a) asserting the invalidity of this Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (c) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

         (b) The Seller does hereby make the following representations and warranties as to the Subsequent Receivables on which the Trustee shall rely in accepting the Subsequent Receivables in trust. The representations shall speak as of the execution and delivery of this Agreement and as of the Subsequent Transfer Date, and in each case shall survive the sale, transfer and assignment of the Subsequent Receivables to the Trustee.

                   (i) Characteristics of Subsequent Receivables. Each Subsequent Receivable (a) shall have been originated in the United States by a Dealer for the retail sale of the related Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by Fleetwood Credit from such Dealer under an agreement with Fleetwood Credit and shall have been validly assigned by such Dealer to Fleetwood Credit in accordance with its terms and shall have been subsequently sold by Fleetwood Credit to the Seller; (b) shall have created or shall create a valid, subsisting and enforceable first priority security interest in favor of Fleetwood Credit in the related Financed Vehicle, which security interest has been assigned by Fleetwood Credit to the Seller, and shall be assignable, and shall be so assigned, by the Seller to the Trustee; (c) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for the realization against the collateral of the benefits of the security; (d) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Subsequent Receivable may be minimally different from the level payment) that fully amortize the Amount Financed by maturity and yield interest at its APR; and (e) shall provide for, in the event that such Subsequent Receivable is prepaid, a prepayment that fully pays the Principal Balance and includes accrued but unpaid interest at least through the date of prepayment in an amount calculated by using an interest rate at least equal to its APR.

                  (ii) Schedule of Receivables. The information set forth in the supplement to the Schedule of Receivables annexed hereto shall be true and correct in all material respects as of the opening of business on the Subsequent Cutoff Date, and no selection procedure adverse to the Certificateholders shall have been utilized in selecting the Subsequent Receivables from those Receivables of Fleetwood Credit which met the selection criteria set forth in this Section.





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                 (iii)    Compliance with Law.  Each Subsequent Receivable and
         each sale of the related Financed Vehicle shall have complied at the time it was originated or made, and shall comply at the time of execution of this Agreement in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit, equal credit opportunity and disclosure laws.

                  (iv) Binding Obligation. Each Subsequent Receivable shall constitute the genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation and other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                   (v) No Government Obligor. None of the Subsequent Receivables shall be due from the United States or any state or local government thereof or from any agency, department or instrumentality of the United States or any state or local government.

                  (vi) Security Interest in Financed Vehicles. Immediately prior to the sale, assignment and transfer thereof, each Subsequent Receivable shall be secured by a validly perfected first security interest in the related Financed Vehicle in favor of Fleetwood Credit as secured party or all necessary and appropriate action with respect to such Subsequent Receivable shall have been taken to perfect a first priority security interest in such Financed Vehicle in favor of Fleetwood Credit as secured party.

                 (vii) Receivables in Force. No Subsequent Receivable shall have been satisfied, subordinated or rescinded, nor shall any related Financed Vehicle have been released from the lien granted by the related Subsequent Receivable in whole or in part.

                (viii) No Waiver. No provision of a Subsequent Receivable shall have been waived in such a manner that such Subsequent Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

                  (ix) No Amendments. No Subsequent Receivable shall have been amended in such a manner that such Subsequent Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.





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                   (x)    No Defenses.  No facts shall be known to the Seller
         which would give rise to any right of rescission, setoff, counterclaim or defense, nor shall the same have been asserted or threatened, with respect to any Subsequent Receivable.

                  (xi) No Liens. To the knowledge of the Seller, no liens or claims shall have been filed, including liens for work, labor or materials relating to a Financed Vehicle related to a Subsequent Receivable, that shall be liens prior to, or equal or coordinate with, the security interest in such Financed Vehicle granted by the related Subsequent Receivable.

                 (xii) No Default. Except for payment defaults continuing for a period of not more than 30 days as of the Subsequent Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Subsequent Receivable shall have occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Subsequent Receivable shall have arisen; and the Seller shall not have waived any of the foregoing.

                (xiii) Insurance. Fleetwood Credit, in accordance with its customary servicing procedures, shall have determined that each Obligor had obtained physical damage insurance covering the related Financed Vehicle.

                 (xiv) Good Title. It is the intention of the Seller that the transfer and assignment herein contemplated, taken as a whole, constitute a sale of the Subsequent Receivables from the Seller to the Trust and that the beneficial interest in and title to the Subsequent Receivables not be a part of the debtor's estate in the event of a filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Subsequent Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Trustee, and no provision of a Subsequent Receivable shall have been waived, except as provided in clause (viii) above; immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Subsequent Receivable free and clear of all Liens and rights of others; immediately upon the transfer and assignment thereof, the Trustee, for the benefit of the Certificateholders, shall have good and marketable title to each Subsequent Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated has been perfected under the UCC.

                  (xv) Lawful Assignment. No Subsequent Receivable shall have been originated in, or shall be subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Subsequent Receivable under the Agreement or pursuant to transfers of the Certificates shall be unlawful, void or voidable.





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                 (xvi)    All Filings Made.  All filings (including UCC
         filings) necessary in any jurisdiction to give the Trustee a first perfected ownership interest in the Subsequent Receivables shall have been made.

                (xvii) One Original. There shall be only one original executed copy of each Subsequent Receivable.

               (xviii)    Additional Representations and Warranties.  (a) Each
         Subsequent Receivable shall have an original maturity of not less than ___ months nor greater than ____ months and, as of the Subsequent Cutoff Date, a scheduled remaining maturity of not less than ___ months nor greater than ____ months; (b) the weighted average remaining term of the Receivables (including the Subsequent Receivables) as of the Subsequent Transfer Date is not greater than ____ months; (c) each Subsequent Receivable shall have an Annual Percentage Rate equal to or greater than _____% and equal to or less than ______%; (d) the weighted average APR of the Receivables (including the Subsequent Receivables) is not less than _____%; (e) each Subsequent Receivable shall have no payment that is more than 30 days past due as of the related Subsequent Cutoff Date; (f) such Subsequent Receivables were originated on or prior to __________, 199__; and (g) the related Receivable Files shall be kept at one or more of the locations listed in Schedule B to the Pooling and Servicing Agreement.

         Section 5. Conditions Precedent. The obligation of the Trust to acquire the Subsequent Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

                   (a) Representations and Warranties. (i) Each of the representations and warranties made by Fleetwood Credit in Section
         2.03 of the Receivables Purchase Agreement and (ii) each of the representations and warranties made by the Seller in Section 4 of this Agreement and Sections 7.01 and 17.01 of the Pooling and Servicing Agreement, shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

                   (b) Pooling and Servicing Agreement Conditions. Each of the conditions set forth in Section 2.02(b) to the Pooling and Servicing Agreement shall have been satisfied.

                   (c) Receivables Purchase Agreement Conditions. Fleetwood Credit shall have complied with the requirements of Section 2.03 of the Receivables Purchase Agreement and shall have delivered all documents required to be delivered pursuant to Section 2.01 of the Receivables Purchase Agreement.

                   (d) Security Interest Perfection. In connection with the conveyance contemplated by this Agreement, the Seller agrees to record and file, at its own expense, a financing statement with respect to the related Subsequent Receivables now existing and hereafter created for the sale of chattel paper (as defined in Section 9105 of the UCC as in





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         effect in the State of California) meeting the requirements of applicable state law in such manner as is sufficient to perfect the sale and assignment of such Subsequent Receivables to the Trust, and the proceeds thereof (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section, consist of telephone confirmation of such filing with the file stamped copy of each such filing to be provided to the Trustee in due course), as soon as is practicable after the Seller's receipt thereof.

                          In connection with such conveyance, the Seller further agrees, at its own expense, on or prior to the Subsequent Transfer Date (i) to annotate and indicate in its computer files that the Subsequent Receivables have been transferred to the Trust pursuant to the Agreement and (ii) to deliver to the Trustee a computer file printed or microfiche list containing a true and complete list of all such Subsequent Receivables, identified by account number and by the Principal Balance of each Subsequent Receivable as of the related Subsequent Cutoff Date.

                   (e) Additional Information. The Seller shall have delivered to the Trustee on behalf of the Trust such information as was reasonably requested by the Trustee on behalf of the Trust to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and Sections 7.01 and 17.01 of the Pooling and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section.

         The Trustee shall not be required to investigate or otherwise verify satisfaction of the conditions listed above, but shall be entitled to conclusively rely upon Opinions of Counsel and Officer's Certificates of the Servicer confirming such fulfillment.

         Section 6. Ratification of Agreement. As supplemented by this Agreement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

         Section 7. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws; provided, however, the immunities, authority and standard of care of the Trustee shall be governed by the jurisdiction in which its principal office is located.





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         IN WITNESS WHEREOF, the Trustee, Fleetwood Credit and the Seller have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                        FLEETWOOD CREDIT CORP.



                                        By:
                                            -----------------------------------
                                             Name:
                                             Title:

                                        FLEETWOOD CREDIT RECEIVABLES CORP.



                                        By:
                                            -----------------------------------
                                             Name:
                                             Title:


                                        ---------------------------------------
                                             as Trustee



                                        By:
                                            -----------------------------------
                                             Name:
                                             Title:





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